                                  ANNUAL REPORT

                             ---------------------
                             DREYFUS PREMIER STATE
                               MUNICIPAL BOND FUND
                                 VIRGINIA SERIES
                             ---------------------

                                 APRIL 30, 1998


                              (DREYFUS LION LOGO)

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to report the performance for the Dreyfus Premier State Municipal Bond Fund - Virginia Series for the 12-month period ended April 30, 1998 as shown in the following table:

                                      TOTAL RETURN*   DISTRIBUTION RATE**
                                      -------------   -------------------
   Class A shares..................      10.05%              4.84%
   Class B shares..................       9.56%              4.56%
   Class C shares..................       9.22%              4.31%

ECONOMIC REVIEW

    The United States is now in the eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board (the "Fed") will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

    Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (the "ECI"), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index (a measure of prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, and other items) has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended April 30, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

    Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the relative absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. Although the surge in domestic spending has masked the full impact of the fall in

Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.
    The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

MARKET ENVIRONMENT

    The crisis in Asia, which centers on various economies and currencies, has resulted in an international flight to quality by global investors and projections of the U.S. economy slowing due to diminished exports. In U.S. fixed income securities, these consequences have raised prices beyond their already high price levels, further lowering yields. Some recent economic indicators, however, especially those related to employment, are now showing signs of potential inflation that could eventually push market prices lower.

    These strong opposing forces have generated a potential dilemma for bond market participants. With only potential evidence of weakness in the economy, the 30-year Treasury bond's yield has moved up to the 5.90% level. This is off the mid-January price highs and corresponding yield lows of 5.68%. The question arises whether a new level of interest rates is sustainable from global currency devaluation and foreign economic weakness, or does the persistently tight range of 15 basis points to either side of 5.95% on the 30-year U.S. Treasury Bond remain? Unfolding information from U.S. Government sources relating to wage pressures and retail sales, among other data, may aid clarification.

THE PORTFOLIO

    While global events have greatly influenced the market's direction, new issuance has reemerged as the dominant technical market force in the municipal arena. Lower yield levels have encouraged many municipal authorities to issue new debt or refinance older, higher cost debt. Despite the increase in supply, most issues, including the much awaited $3 billion Long Island Power Authority deal, are absorbed with relative ease. In the Fund, many existing holdings have become premium bonds (evaluated above par) due to price appreciation. They continue to provide income and also exhibit new defensive price qualities.

    Over the past year, the yield, and therefore price, range for longer-maturity securities has been somewhat narrower than in more volatile years. In addition to this more narrow range, the market has demonstrated a willingness to tolerate periods of stability between market moves. This has caused us to focus our investment approach on higher income oriented securities. Over the past year, the balance of securities dedicated to higher income production has shifted to 80% to 90% of the Fund from the 60% to 70% range. While some bonds with price appreciation potential remain, our most recent trading has emphasized the higher income approach. We are selecting these securities, in general, from the longer-intermediate maturity sector or choosing bonds that are expected to display the same volatility characteristics as that sector. If rates stabilize in their current ranges, this type of holding should perform well and be more defensive than discount alternatives in down markets.

    Included in this report is information relating to your Fund's holdings, and its financial status. We hope that you find the material informative.

                              Sincerely,

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation

May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. Income may be subject to state and local income taxes for non-Virginia residents.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES        APRIL 30, 1998
--------------------------------------------------------------------------------
         COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
       PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES CLASS A SHARES
                  AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                                           $16,576
                                           Lehman Brothers
                                           Municipal Bond Index*
                   CHART
                                           $16,417
                                           Dreyfus Premier State Municipal Bond
                                           Fund, Virginia Series
                                           (Class A Shares)

*Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------------------
                   CLASS A SHARES                                                    CLASS B SHARES
---------------------------------------------------------      ------------------------------------------------------------
                                                                                                      % Return Reflecting
                                            % Return                                                 Applicable Contingent
                                           Reflecting                                   % Return        Deferred Sales
                      % Return Without    Maximum Initial                               Assuming No       Charge Upon
Period Ended 4/30/98    Sales Charge    Sales Charge (4.5%)   Period Ended 4/30/98      Redemption        Redemption*
--------------------  ------------------  ---------------     --------------------      -----------   ---------------------
1 Year                      10.05%            5.11%           1 Year                       9.56%             5.56%
5 Year                       6.53             5.56            5 Year                       5.98              5.66
From Inception (8/1/91)      8.36             7.62            From Inception (1/15/93)     6.62              6.48

                   CLASS C SHARES
------------------------------------------------------------
                                        % Return Reflecting
                                       Applicable Contingent
                          % Return        Deferred Sales
                          Assuming          Charge Upon
Period Ended 4/30/98     No Redemption      Redemption**
------------------------ ------------- ---------------------
1 Year                       9.22%             8.22%
From Inception (8/15/95)     7.54              7.54

------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier State Municipal Bond Fund, Virginia Series on 8/1/91 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 7/31/91 is used as the beginning value on 8/1/91. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Series invests primarily in Virginia municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Virginia municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                          APRIL 30, 1998

                                                                                             PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS--100%                                                          AMOUNT         VALUE
----------------------------------------------------------------------------               ------------   ------------
VIRGINIA-69.8%
Alexandria Redevelopment and Housing Authority,
    Multi-Family Housing Mortgage Revenue (Buckingham Village Apartments)
    6.125%, 7/1/2021........................................................               $  3,000,000   $  3,091,230
Augusta County Industrial Development Authority, HR
    (Augusta Hospital Corp. Project) 7%, 9/1/2021 (Prerefunded 9/1/2001) (a)                  2,750,000      3,021,012
Beford County Industrial Development Authority,
    IDR, Refunding (Nekossa Packaging Corp. Project)
    5.60%, 12/1/2025........................................................                  4,500,000      4,487,220
Chesapeake, Water and Sewer System Revenue, Refunding 6.50%, 7/1/2012.......                  1,000,000      1,084,230
Covington-Alleghany County Industrial Development Authority,
    Hospital Facility Revenue (Alleghany Regional Hospital)
    6.875%, 4/1/2022 (Prerefunded 4/1/2002) (a).............................                  1,000,000      1,104,460
Dinwiddie County Industrial Development Authority, LR
    (Dinwiddie County School Facilities Project) 6%, 2/1/2018...............                    500,000        525,430
Fairfax County Redevelopment and Housing Authority, MFHR, Refunding
    (Paul Spring Retirement Center):
      5.90%, 6/15/2017 (Insured; FHA).......................................                    200,000        209,398
      6%, 12/15/2028 (Insured; FHA).........................................                    600,000        627,516
Fairfax County Park Authority, Park Facilities Revenue
    6.625%, 7/15/2020.......................................................                  2,665,000      2,857,893
Fairfax County Water Authority, Water Revenue
    7.48%, 4/1/2029 (b,c)...................................................                  2,000,000      2,062,500
Industrial Development Authority of the City of Hopewell,
    Health Care Facility Refunding Revenue:
      (Colonial Heights Convalescent Center Project) 5.60%, 10/1/2003.......                    205,000        209,237
      (Forest Hill Convalescent Center Project):
          6%, 10/1/2006.....................................................                    260,000        268,531
          6.15%, 10/1/2007..................................................                    280,000        289,338
          6.25%, 10/1/2008..................................................                    115,000        118,587
      (Westport Convalescent Center Project):
          5.90%, 10/1/2005..................................................                    315,000        324,371
          6.15%, 10/1/2007..................................................                    175,000        180,836
          6.25%, 10/1/2008..................................................                    410,000        422,788
Industrial Development Authority of Giles County,
    Exempt Facility Revenue (Hoechst Celanese Corp. Project)
    5.95%, 12/1/2025........................................................                  3,000,000      3,134,610
Industrial Development Authority of the County of Henrico, SWDR
    (Browning-Ferris Industries of South Atlantic, Inc. Project)
    5.45%, 1/1/2014.........................................................                  3,500,000      3,558,870
Industrial Development Authority of the County of Prince William, Revenue:
    Hospital Facility (Potomac Hospital Corp. of Prince William)
      6.85%, 10/1/2025 (Prerefunded 10/1/2005)(a)...........................                  1,000,000      1,152,730

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                              APRIL 30, 1998

                                                                                             PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   AMOUNT         VALUE
----------------------------------------------------------------------------               ------------   ------------
VIRGINIA (CONTINUED)
Industrial Development Authority of the County of Prince William, Revenue
(continued):
    Refunding (Potomac Place) 6.25%, 12/20/2027.............................               $    700,000   $    748,426
    Residential Care Facility (First Mortgage-Westminster Lake Ridge)
      6.625%, 1/1/2026......................................................                  3,500,000      3,674,405
Industrial Development Authority of the Town of West Point, SWDR
    (Chesapeake Corp. Project) 6.375%, 3/1/2019.............................                  2,500,000      2,669,500
Industrial Development Authority of the City of Winchester, Residential Care
Facility
    First Mortgage Revenue, (Westminster - Canterbury of Winchester Inc.):
      5.75%, 1/1/2018.......................................................                  1,000,000        992,350
      5.75%, 1/1/2027.......................................................                  3,750,000      3,690,150
Isle Wight County Industrial Development Authority,
    Solid Waste Disposal Facilities Revenue (Union Camp Corp. Project)
    6.10%, 5/1/2027.........................................................                  3,500,000      3,656,940
Loudoun County Sanitation Authority, Water and Sewer Revenue, Refunding
    5.125%, 1/1/2026 (Insured; FGIC)........................................                  1,000,000        969,030
Metropolitan Washington Airports Authority, Airport System Revenue
    5.50%, 10/1/2023........................................................                  4,375,000      4,419,144
Norfolk, Parking System Revenue 5.55%, 2/1/2027 (Insured; MBIA).............                  2,225,000      2,264,472
Peninsula Ports Authority, Health Care Facilities Revenue, Refunding
    (Bon Secours Health System) 5.25%, 8/15/2023 (Insured; MBIA)............                  1,000,000        979,360
Prince William County Park Authority, Revenue
    6.875%, 10/15/2016......................................................                  3,000,000      3,356,040
Richmond Industrial Development Authority, HR (Retreat Hospital)
    7.35%, 7/1/2021 (Prerefunded 7/1/2001) (a)..............................                  1,900,000      2,097,961
Richmond Metropolitan Authority, Expressway Revenue, Refunding
    5.25%, 7/15/2017 (Insured; FGIC)........................................                  3,100,000      3,148,670
Staunton Industrial Development Authority,
    Educational Facilities Revenue, Refunding (Mary Baldwin College)
    6.75%, 11/1/2021........................................................                  3,145,000      3,412,985
University of Virginia, University Revenue
    5.75%, 5/1/2021 ........................................................                  2,325,000      2,420,069
Upper Occoquan Sewer Authority, Regional Sewer Revenue
    5.15%, 7/1/2020 (Insured; MBIA).........................................                  2,000,000      1,998,800
Virginia Beach Development Authority, Revenue:
    Industrial Development Mortgage Refunding (Ramada Oceanside Resort)
      8%, 8/1/2010..........................................................                    310,000        340,761
    Nursing Home (Sentara Life Care Corp.) 7.75%, 11/1/2021.................                  1,000,000      1,103,850
Virginia Housing Development Authority, Commonwealth Mortgage:
    6.60%, 7/1/2020.........................................................                  2,900,000      3,051,032
    6.85%, 1/1/2027.........................................................                  2,000,000      2,103,440

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                              APRIL 30, 1998

                                                                                             PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   AMOUNT         VALUE
----------------------------------------------------------------------------               ------------   ------------
U.S. RELATED-30.2%
Commonwealth of Puerto Rico (Public Improvement):
    6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)..............................               $  1,000,000   $  1,107,830
    6%, 7/1/2026 (Prerefunded 7/1/2007) (a).................................                  1,500,000      1,678,170
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                  2,000,000      2,181,200
Guam Power Authority, Revenue 6.30%, 10/1/2022..............................                  1,750,000      1,852,935
Puerto Rico Electric Power Authority, Power Revenue:
    5%, 7/1/2012 (Insured; MBIA)............................................                     50,000         50,042
    5.405%, 7/1/2012 (b,c)..................................................                  3,000,000      2,992,500
Puerto Rico Highway and Transportation Authority, Highway Revenue:
    6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a).............................                  2,000,000      2,202,760
    5.50%, 7/1/2026.........................................................                  5,000,000      5,034,450
Puerto Rico Industrial Development Co., General Purpose Revenue
    5.375%, 7/1/2016........................................................                  1,250,000      1,249,175
Puerto Rico Industrial Tourist, Educational, Medical and Environmental
    Control Facilities Financing Authority:
      Higher Education Revenue (Inter. American University)
          5%, 10/1/2011 (Insured; MBIA).....................................                     25,000         25,183
      Industrial Revenue (Teachers Retirement Systems):
          5.50%, 7/1/2016...................................................                  1,150,000      1,189,756
          5.50%, 7/1/2021...................................................                  1,800,000      1,827,882
Puerto Rico Ports Authority, Special Facilities Revenue
    (American Airlines) 6.25%, 6/1/2026.....................................                  3,000,000      3,204,570
Virgin Islands Public Finance Authority, Revenue, Refunding, Matching Fund
Loan Notes
    7.25%, 10/1/2018........................................................                  4,000,000      4,522,600
Virgin Islands Territory (Hugo Insurance Claims Fund Program)
    7.75%, 10/1/2006........................................................                  1,445,000      1,588,965
Virgin Islands Water and Power Authority, Electric System
    7.40%, 7/1/2011.........................................................                  1,930,000      2,100,593
                                                                                                          ------------
TOTAL INVESTMENTS-100.0% (cost $102,961,077)................................                              $108,636,783
                                                                                                          ============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
--------------------------------------------------------------------------------

SUMMARY OF ABBREVIATIONS
------------------------------------------------------------------------------------------------------------------------
FGIC          Financial Guaranty Insurance Company              LR      Lease Revenue
FHA           Federal Housing Administration                    MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                  MBIA    Municipal Bond Investors Assurance
IDR           Industrial Development Revenue                              Insurance Corporation
                                                                SWDR    Solid Waste Disposal Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
FITCH (D)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
---------                          -------                        -----------------          -------------------
AAA                                Aaa                            AAA                               16.0%
AA                                 Aa                             AA                                12.9
A                                  A                              A                                 27.5
BBB                                Baa                            BBB                               19.0
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                     24.6
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Inverse floater security-the interest rate is subject to change periodically.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $5,055,000 or 4.7% of net assets.
(d) Fitch currently provides creditworthiness information for a limited number of investments.
(e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                              See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                               APRIL 30, 1998

                                                                                                 Cost          Value
                                                                                             -----------    ------------
ASSETS:                    Investments in securities-See Statement of Investments....        $102,961,077   $108,636,783
                           Interest receivable.......................................                          1,661,070
                           Receivable for shares of Beneficial Interest subscribed...                             77,832
                           Prepaid expenses..........................................                             11,962
                                                                                                            ------------
                                                                                                             110,387,647
                                                                                                            ------------

LIABILITIES:               Due to The Dreyfus Corporation and affiliates.............                             48,797
                           Due to Distributor........................................                             40,038
                           Cash overdraft due to Custodian...........................                          3,028,045
                           Payable for shares of Beneficial Interest redeemed........                             56,521
                           Accrued expenses..........................................                             33,086
                                                                                                            ------------
                                                                                                               3,206,487
                                                                                                            ------------

NET ASSETS...........................................................................                       $107,181,160
                                                                                                            ============


REPRESENTED BY:            Paid-in capital...........................................                       $101,416,496
                           Accumulated net realized gain (loss) on investments.......                             88,958
                           Accumulated net unrealized appreciation (depreciation)
                             on investments-Note 4...................................                          5,675,706
                                                                                                            ------------

NET ASSETS...........................................................................                       $107,181,160
                                                                                                            ============

                                               NET ASSET VALUE PER SHARE
                                               -------------------------

                                                                           CLASS A          CLASS B         CLASS C
                                                                         -----------      -----------     -----------
Net Assets................................................               $65,085,630      $40,099,562     $ 1,995,968
Shares Outstanding........................................                 3,747,095        2,308,699         114,955
NET ASSET VALUE PER SHARE.................................                    $17.37           $17.37          $17.36
                                                                              ======           ======          ======

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME

INCOME                           Interest Income...........................                                  $6,106,380
EXPENSES:                        Management fee-Note 3(a)..................                  $  574,324
                                 Shareholder servicing costs-Note 3(c).....                     300,448
                                 Distribution fees-Note 3(b)...............                     205,805
                                 Professional fees.........................                      21,037
                                 Prospectus and shareholders' reports......                      11,280
                                 Custodian fees............................                      11,158
                                 Registration fees.........................                       5,483
                                 Trustees' fees and expenses-Note 3(d)                            1,391
                                 Loan commitment fees-Note 2...............                       1,088
                                 Miscellaneous.............................                      12,214
                                                                                             ----------
                                       TOTAL EXPENSES......................                   1,144,228
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a).................                    (147,021)
                                                                                             ----------

                                       NET EXPENSES........................                                     997,207
                                                                                                             ----------

INVESTMENT INCOME-NET......................................................                                   5,109,173
                                                                                                             ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments...                  $  716,552
                                 Net unrealized appreciation (depreciation)
                                     on investments........................                   3,846,818
                                                                                             ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.....................                                   4,563,370
                                                                                                             ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                                  $9,672,543
                                                                                                             ==========

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED         YEAR ENDED
                                                                                      APRIL 30, 1998     APRIL 30, 1997
                                                                                      --------------     --------------
OPERATIONS:
    Investment income-net................................................              $  5,109,173       $  5,321,992
    Net realized gain (loss) on investments..............................                   716,552           (341,501)
    Net unrealized appreciation (depreciation) on investments............                 3,846,818          2,331,865
                                                                                       ------------       -------------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 9,672,543          7,312,356
                                                                                       ------------       -------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares.....................................................                (3,257,087)        (3,513,103)
      Class B shares.....................................................                (1,798,219)        (1,785,791)
      Class C shares.....................................................                   (53,867)           (23,098)
    Net realized gain on investments:
      Class A shares.....................................................                   (11,050)            (6,744)
      Class B shares.....................................................                    (6,895)            (3,721)
      Class C shares.....................................................                      (231)               (61)
                                                                                       ------------       -------------
          TOTAL DIVIDENDS................................................                (5,127,349)        (5,332,518)
                                                                                       ------------       -------------

BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.....................................................                 5,997,540          3,784,403
      Class B shares.....................................................                 5,831,012          5,136,405
      Class C shares.....................................................                 1,286,247            546,213
    Dividends reinvested:
      Class A shares.....................................................                 1,642,346          1,749,202
      Class B shares.....................................................                   888,868            885,330
      Class C shares.....................................................                    11,545              6,653
    Cost of shares redeemed:
      Class A shares.....................................................                (6,456,984)        (6,856,666)
      Class B shares.....................................................                (4,112,867)        (4,058,701)
      Class C shares.....................................................                   (11,835)           (47,351)
                                                                                       ------------       -------------

          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
          TRANSACTIONS...................................................                 5,075,872          1,145,488
                                                                                       ------------       -------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS......................                 9,621,066          3,125,326
NET ASSETS:
    Beginning of Period..................................................                97,560,094         94,434,768
                                                                                       ------------       -------------

    End of Period........................................................              $107,181,160       $ 97,560,094
                                                                                       ============       ============

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                    SHARES
                                                                                      ---------------------------------
                                                                                        YEAR ENDED         YEAR ENDED
                                                                                      APRIL 30, 1998     APRIL 30, 1997
                                                                                      --------------     --------------
CAPITAL SHARE TRANSACTIONS:

    CLASS A
    -------
    Shares sold............................................................              346,087            227,942
    Shares issued for dividends reinvested.................................               94,990            105,123
    Shares redeemed........................................................             (373,556)          (412,500)
                                                                                       ---------          ---------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......               67,521            (79,435)
                                                                                       =========          =========

    CLASS B
    -------
    Shares sold............................................................              339,021            309,753
    Shares issued for dividends reinvested.................................               51,407             53,201
    Shares redeemed........................................................             (236,978)          (243,884)
                                                                                       ---------          ---------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......              153,450            119,070
                                                                                       =========          =========

    CLASS C
    -------
    Shares sold............................................................               74,375             32,891
    Shares issued for dividends reinvested.................................                  668                400
    Shares redeemed........................................................                 (682)            (2,890)
                                                                                       ---------          ---------
                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING.......               74,361             30,401
                                                                                       =========          =========

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS A SHARES
                                                              -------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                              -------------------------------------------------------
PER SHARE DATA:                                                 1998        1997        1996        1995        1994
                                                               ------      ------      ------      ------      ------
    Net asset value, beginning of period..................     $16.61      $16.27      $16.03      $16.02      $16.80
                                                               ------      ------      ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income-net.................................        .88         .94         .93         .94         .97
    Net realized and unrealized gain (loss) on investments        .76         .34         .24         .04        (.75)
                                                               ------      ------      ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS......................       1.64        1.28        1.17         .98         .22
                                                               ------      ------      ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net..................       (.88)       (.94)       (.93)       (.94)       (.97)
    Dividends from net realized gain on investments.......       (.00)(1)      --          --          --        (.01)
    Dividends in excess of net realized gain on investments        --          --          --        (.03)       (.02)
                                                               ------      ------      ------      ------      ------
    TOTAL DISTRIBUTIONS...................................       (.88)       (.94)       (.93)       (.97)      (1.00)
                                                               ------      ------      ------      ------      ------
    Net asset value, end of period........................     $17.37      $16.61      $16.27      $16.03      $16.02
                                                               ------      ------      ------      ------      ------
TOTAL INVESTMENT RETURN(2)................................      10.05%       8.02%       7.32%       6.39%       1.10%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............        .75%        .39%        .50%        .39%        .46%
    Ratio of net investment income to average net assets..       5.10%       5.67%       5.58%       5.93%       5.64%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager.........................        .14%        .55%        .55%        .55%        .55%
    Portfolio Turnover Rate...............................      21.25%      45.29%      50.06%      21.60%      30.69%
    Net Assets, end of period (000's Omitted).............    $65,086     $61,099     $61,149     $62,428     $65,279

--------------------------
(1) Amount represents less than $.01 per share.
(2) Exclusive of sales load.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   CLASS B SHARES
                                                              -------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                              -------------------------------------------------------
PER SHARE DATA:                                                 1998        1997        1996        1995        1994
                                                               ------      ------      ------      ------      ------
    Net asset value, beginning of period..................     $16.60      $16.27      $16.03      $16.02      $16.80
                                                               ------      ------      ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income-net.................................        .79         .86         .84         .85         .88
    Net realized and unrealized gain (loss) on investments        .77         .33         .24         .04        (.75)
                                                               ------      ------      ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS......................       1.56        1.19        1.08         .89         .13
                                                               ------      ------      ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net..................       (.79)       (.86)       (.84)       (.85)       (.88)
    Dividends from net realized gain on investments.......       (.00)(1)      --          --          --        (.01)
    Dividends in excess of net realized gain on investments        --          --          --        (.03)       (.02)
                                                               ------      ------      ------      ------      ------
    TOTAL DISTRIBUTIONS....................................      (.79)       (.86)       (.84)       (.88)       (.91)
                                                               ------      ------      ------      ------      ------
    Net asset value, end of period.........................    $17.37      $16.60      $16.27      $16.03      $16.02
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN(2).................................      9.56%       7.41%       6.77%       5.83%        .54%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................      1.26%        .90%       1.01%        .90%       1.01%
    Ratio of net investment income to average net assets...      4.58%       5.15%       5.06%       5.40%       5.02%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager..........................       .14%        .55%        .55%        .55%        .54%
    Portfolio Turnover Rate................................     21.25%      45.29%      50.06%      21.60%      30.69%
    Net Assets, end of period (000's Omitted)..............   $40,100     $35,787     $33,120     $28,813     $25,254

--------------------------
(1) Amount represents less than $.01 per share.
(2) Exclusive of sales load.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                       CLASS C SHARES
                                                              ---------------------------------
                                                                     YEAR ENDED APRIL 30,
                                                              ---------------------------------
PER SHARE DATA:                                                 1998        1997        1996 (1)
                                                               ------      ------      ------
    Net asset value, beginning of period..................     $16.60      $16.26      $16.17
                                                               ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income-net.................................        .75         .81         .57
    Net realized and unrealized gain (loss) on investments        .76         .34         .09
                                                               ------      ------      ------
    TOTAL FROM INVESTMENT OPERATIONS......................       1.51        1.15         .66
                                                               ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net..................       (.75)       (.81)       (.57)
                                                               ------      ------      ------
    Net asset value, end of period........................     $17.36      $16.60      $16.26
                                                               ======      ======      ======

TOTAL INVESTMENT RETURN(2)................................       9.22%       7.18%       5.64%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............       1.54%       1.17%       1.21%(3)
    Ratio of net investment income to average net assets..       4.24%       4.83%       4.55%(3)
    Decrease reflected in above expense ratios due to
    undertakings by the Manager...........................        .11%        .54%        .52%(3)
    Portfolio Turnover Rate...............................      21.25%      45.29%      50.06%
    Net Assets, end of period (000's Omitted).............     $1,996        $674        $166

------------------------
(1) From August 15, 1995 (commencement of initial offering) to April 30,
    1996.
(2) Exclusive of sales load.
(3) Annualized.

                    See notes to financial statements.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Virginia Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three classes include the services offered to and the expenses borne by each class and certain voting rights.

    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-BANK LINE OF CREDIT:

    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from May 1, 1997 through June 30, 1997 to waive receipt of the management fee payable to it by the Fund, and thereafter, had undertaken through August 27, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceeded specified annual percentages of the value of the Fund's average daily net assets. The Manager has currently undertaken from August 28, 1997 through July 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding certain expenses as described above, exceed an annual rate of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $147,021 during the period ended April 30, 1998.

    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $40 during the period ended April 30, 1998, from commissions earned on sales of the Fund's shares.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1998, Class B and Class C shares were charged $196,262 and $9,543, respectively, pursuant to the Distribution Plan.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, Class A, Class B and Class C shares were charged $159,744, $98,131 and $3,181, respectively, pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $45,770 pursuant to the transfer agency agreement.

    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $33,034,866 and $21,763,265, respectively.

    At April 30, 1998, accumulated net unrealized appreciation on investments was $5,675,706, consisting of $5,877,359 gross unrealized appreciation and $201,653 gross unrealized depreciation.

    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Virginia Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Virginia Series at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  ERNST & YOUNG LLP

New York, New York
June 3, 1998



IMPORTANT TAX INFORMATION (UNAUDITED)

    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Virginia residents, Virginia personal income taxes).

    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, VIRGINIA SERIES
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                    066/625AR984